UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                  AMENDMENT TO
                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report March 5, 1998


                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


      Delaware                          1-11234                  76-0380342
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                              Identification)


          1301 McKinney Street, Ste. 3450, Houston, Texas        77010
              (Address of principal executive offices)        (zip code)


        Registrant's telephone number, including area code: 713-844-9500


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Item 2.  Acquisition or Disposition of Assets.

Acquisition of Santa Fe Pacific Pipelines, L.P.

      On March 6, 1998, Kinder Morgan Operating L.P. "D" ("OLP-D") acquired 99% of SFPP, L.P., the operating partnership of Santa Fe Pacific Pipeline Partners, L.P. ("Santa Fe"). SFPP, L.P. owned substantially all of Santa Fe's assets and conducted all of its business activities. The Partnership acquired the interest of Santa Fe's common unit holders in SFPP, L.P. in exchange for 26.6 million Common Units (1.39 Common Units for each Santa Fe common unit). The Partnership paid $84.4 million to Santa Fe Pacific Pipelines, Inc. (the "SF General Partner") in exchange for the general partner interest in Santa Fe.

      Also on March 6, 1998, SFPP, L.P. redeemed from the SF General Partner a .5% interest in SFPP, L.P. for $5.8 million. The redemption was paid from SFPP,
L.P.'s cash reserves. After the redemption, the SF General Partner continues to own a .5% special limited partner interest in SFPP, L.P. and OLP-D owns a 99.5% general partner interest in SFPP, L.P. The Partnership owns a 99% limited partner interest in OLP-D and the general partner of the Partnership owns a 1% general partner interest in OLP-D.

      The Partnership and a special committee of independent directors of the SF General Partner determined the purchase price for Santa Fe (including the exchange ratio for the Santa Fe common units) through negotiations. The Partnership financed the purchase of the Santa Fe general partner interest through its syndicated credit facility with First Union National Bank, as administrative agent, swingline lender and issuing bank, Goldman Sachs Credit Partners, as syndication agent, and the other lenders that are parties to the credit facility.

      At the time of the acquisition, Santa Fe was one of the largest independent refined petroleum products pipelines in the United States serving, six Western states with approximately 3,300 miles of common carrier pipeline and thirteen truck loading terminals.

Formation of Shell CO2 Company

           On March 5, 1998, the Partnership and affiliates of Shell Oil Company ("Shell") formed Shell CO2 Company, Ltd. ("Shell CO2"), which will explore, produce, market and transport CO2 for enhanced oil recovery onshore throughout the continental United States. The Partnership received a 20% limited partner interest in Shell CO2 in exchange for contributing its Central Basin Pipeline and $25 million in cash. Affiliates of Shell contributed their interests in CO2 reserves, pipelines, and other related assets in exchange for an 80% interest in Shell CO2.

      An affiliate of Shell will be the general partner of Shell CO2 and will manage its operations.


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


      The Partnership is entitled, if there is sufficient available cash from operations, to a fixed quarterly distribution of approximately $3.6 million ($14.5 million per year) during the four-year period ended December 31, 2001. In 2002 and 2003, the Partnership's cash distributions will be increased or decreased so that the total cash distributions during the first six years of Shell CO2's existence will be equal to the Partnership's percentage interest of the cumulative cash distributions of Shell CO2 during such period on a present-value basis (discounted at 10%).

      At any time after March 5, 2002, Shell has the right to purchase the Partnership's interest in Shell CO2 and the Partnership has the right to require Shell to purchase the Partnership's interest in Shell CO2. The purchase price for the Partnership's interest in Shell CO2 will be at a discount from fair value in the event the Partnership exercises its put option, and at a premium over fair value in the event Shell exercises its call option. The amount of the discount or premium declines during the period from March 5, 2003 through March 5, 2006 and is thereafter fixed at a 5% discount/premium. If the parties are unable to agree to the fair value of the Partnership's interest in Shell CO2, then the Partnership and Shell will use an agreed-upon appraisal methodology to determine fair value.


Item 7.  Financial Statements and Exhibits.


(a)   Financial statements of businesses acquired.

      The financial statements of Santa Fe Pacific Pipelines, L.P. as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997 are not included herein and will be filed by amendment on or before April 3, 1998.

(b) Pro forma financial information.

      The pro forma financial statements of Kinder Morgan Energy Partners, L.P. giving effect to the acquisition of Santa Fe Pacific Pipelines, L.P. and the formation of Shell CO2 Company as of December 31, 1997 and for the year ended December 31, 1997 are not included herein and will be filed by amendment on or before April 3, 1998.

(c)    Exhibits.

      * Exhibit 2.1  Purchase  Agreement  dated  October  18,  1997 between Kinder Morgan Energy Partners, L.P., Kinder Morgan G.P., Inc., Santa Fe Pacific
                  Pipeline Partners, L.P., Santa Fe Pacific Pipelines, Inc. and SFP Pipeline Holdings, Inc. (Exhibit 2 to Amendment No. 1 to the Partnership's Registration Statement on Form S-4 (File No. 333-44519) filed February 4, 1998).

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

   **Exhibit 2.2  Master  Agreement  dated as of January  1,  1998  among  Shell
                  Western E&P Inc.,  Shell Western  Pipelines Inc., Shell Cortez
                  Pipeline Company, Shell CO2, LLC, Shell CO2 General LLC, Shell
                  Land & Energy  Company,  Kinder Morgan  Operating L.P. "A" and
                  Kinder Morgan CO2, LLC
   **Exhibit 2.3  First  Amended and  Restated  Agreement of Limited Partnership
                  dated  as of March 5, 1998,  by and between  Shell CO2 General
                  LLC, Kinder Morgan CO2, LLC and Shell CO2, LLC.
   **Exhibit 2.4  Assumption   and   Indemnification   Agreement   dated   as of
                  January 1, 1998 among Shell CO2 General LLC,  Shell CO2,  LLC,
                  Shell Western E&P Inc.,  Shell Western  Pipelines Inc.,  Shell
                  Cortez Pipeline Company,  Shell Land & Energy Company,  Kinder
                  Morgan CO2, LLC,  Kinder Morgan  Operating  L.P. "A" and Shell
                  CO2 Company, Ltd.
   **Exhibit 2.5  Guaranty and Indemnification  Agreement dated as of January 1,
                  1998 between  Shell  Western E&P Inc. and Kinder Morgan Energy
                  Partners, L.P.
  ***Exhibit 23.1 Consent of Price Waterhouse LLP

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           *Incorporated by reference.
          **Filed with this report.
         ***To be filed by amendment.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KINDER MORGAN ENERGY PARTNERS, L.P.

                               By:  Kinder Morgan G.P., Inc.,
                                    Its general partner


                                    By:     /s/ Clare H. Doyle
                                            --------------------
                                    Name:   Clare H. Doyle
                                    Title:  Vice President

Date:   March 31, 1998




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